Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 9 — SUBSEQUENT EVENTS

Promissory Note Cancellation

On October 13, 2021, the Company and Pine Valley entered into a Note Cancellation Agreement whereas the note and all obligations outstanding in connection with the note were cancelled. At the time of the Note Cancellation Agreement there was no outstanding principal or accrued interest.

Entry into Promissory Notes

Simultaneous with the Note Cancellation, on October 13, 2021, the Company issued three senior promissory notes in an aggregate amount of up to $750,000, which may be drawn down upon requests in amounts no less than $50,000 unless agreed upon by the parties. The notes accrue interest at the rate of 2% per month on the outstanding loan amount and such amounts will be repayable by Company upon consummation of an initial business combination.

Amendment to Certificate of Incorporation

On October 8, 2021, the Company’s stockholders approved to amend the Company’s second amended and restated certificate of incorporation, pursuant to which, the date by which the Company has to consummate a business combination was extended from October 13, 2021 to November 13, 2021. In addition, the amendment provides the Company options to further extend such date to December 13, 2021 and January 13, 2021.

(m) The Company shall have delivered to Parent the Existing Company Stockholder Agreement Terminations, duly executed by each of the required parties thereto.

Note 11 — Subsequent Events

The Company has evaluated subsequent events through the date the financial statements are available to be issued. There are no subsequent events identified that would require disclosure in the financial statements.